UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Tailwind Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
LETTER TO STOCKHOLDERS OF TAILWIND ACQUISITION CORP.
1545 Courtney Avenue
Los Angeles, CA 90046
Dear Tailwind Acquisition Corp. Stockholder:
You are cordially invited to attend an annual meeting of Tailwind Acquisition Corp., a Delaware corporation (“Tailwind”), which will be held on          , 2022, at           a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
Due to the current novel coronavirus (“COVID-19”) global pandemic, there may be restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Stockholder Meeting to be held virtually over the internet. You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/      . Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
The accompanying notice of the Stockholder Meeting and proxy statement describe the business Tailwind will conduct at the Stockholder Meeting and provide information about Tailwind that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated            , 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend Tailwind’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Tailwind has to consummate a business combination (the “Charter Extension”) from September 9, 2022 to March 9, 2023 (the “Charter Extension Date”) (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Auditor Ratification Proposal — To approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The purpose of the Extension Amendment Proposal is to allow us additional time to complete our initial business combination (the “Business Combination”). You are not being asked to vote on the Business Combination at this time.
The Certificate of Incorporation provides that Tailwind has until September 9, 2022 to complete its initial Business Combination (the “Termination Date”). Tailwind’s board of directors (the “Board”) has determined that it is in the best interests of Tailwind to seek an extension of the Termination Date and have

Tailwind’s stockholders approve the Extension Amendment Proposal in order that Tailwind’s stockholders have the opportunity to participate in the Business Combination. Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Tailwind would be precluded from completing a Business Combination and would be forced to liquidate.
Tailwind reserves the right at any time to cancel the Stockholder Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Termination Date, Tailwind will dissolve and liquidate in accordance with the Certificate of Incorporation.
As contemplated by the Certificate of Incorporation, the holders of shares of Tailwind’s Class A common stock, par value $0.0001 per share (the “Class A Stock”), issued as part of the units sold in Tailwind’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of Tailwind’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of Public Stock remaining after the Redemption will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if Tailwind does not complete a Business Combination by the Charter Extension Date.
On the Record Date (as defined below), the redemption price per share was approximately $          (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $          as of the Record Date (including interest not previously released to Tailwind to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The closing price of the Class A Stock on the New York Stock Exchange on the Record Date was $         . Accordingly, if the market price of the Class A Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $          [more/less] per share than if the shares were sold in the open market. Tailwind cannot assure stockholders that they will be able to sell their Class A Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Tailwind believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Tailwind does not complete the Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Tailwind will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Tailwind’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Tailwind’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A Stock and Class B common stock, par value $0.0001 per share (the “Class B Stock” and together with the Class A Stock, the “Common Stock”), voting as a single class.

Approval of the Auditor Ratification Proposal and Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal and the Auditor Ratification Proposal at the Stockholder Meeting.
The Board has fixed the close of business on            , 2022 (the “Record Date”) as the date for determining Tailwind’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
Tailwind believes that it is in the best interests of Tailwind’s stockholders that Tailwind obtain the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Tailwind and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Common Stock, voting as a single class. Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Auditor Ratification Proposal and the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TAILWIND’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Tailwind urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Tailwind
Acquisition Corp.

Philip Krim
Chairman of the Board of Directors

TAILWIND ACQUISITION CORP.
1545 Courtney Avenue
Los Angeles, CA 90046
NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS
OF TAILWIND ACQUISITION CORP.
TO BE HELD ON            , 2022
To the Stockholders of Tailwind Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an annual meeting of the stockholders of Tailwind Acquisition Corp., a Delaware corporation (“Tailwind”), will be held on            , 2022, at             a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).
Due to the current novel coronavirus (“COVID-19”) global pandemic, there may be restrictions in place in many jurisdictions relating to the ability to conduct in-person meetings. As part of our precautions regarding COVID-19, we are planning for the Stockholder Meeting to be held virtually over the internet. You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/      . Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal (the “Extension Amendment Proposal”) to amend Tailwind’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Tailwind has to consummate a business combination (the “Charter Extension”) from September 9, 2022 to March 9, 2023 (the “Charter Extension Date”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; (ii) an auditor ratification proposal to approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”); and (iii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Tailwind common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless Tailwind determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in this proxy statement, which is dated            , 2022 and is first being mailed to stockholders on or about that date.
The proposals to be voted upon at the Stockholder Meeting are as follows:
1.
Proposal No. 1 — Extension Amendment Proposal — Resolved, to amend Tailwind’s amended and restated certificate of incorporation to extend the date by which Tailwind has to consummate a business combination from September 9, 2022 to March 9, 2023 (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Auditor Ratification Proposal — Resolved, to approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — Resolved, to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.
Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The purpose of the Extension Amendment Proposal is to allow us additional time to complete our initial business combination (the “Business Combination”). You are not being asked to vote on the Business Combination at this time.
Tailwind’s Certificate of Incorporation provides that Tailwind has until September 9, 2022 to complete its initial Business Combination (the “Termination Date”). Tailwind’s board of directors (the “Board”) has determined that it is in the best interests of Tailwind to seek an extension of the Termination Date and have Tailwind’s stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Tailwind would be precluded from completing a Business Combination and would be forced to liquidate.
Tailwind reserves the right at any time to cancel the Stockholder Meeting (by means of adjourning the Stockholder Meeting sine die) and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Stockholder Meeting is cancelled and Tailwind is unable to complete a Business Combination on or before the Termination Date, Tailwind will dissolve and liquidate in accordance with the Certificate of Incorporation.
Tailwind believes that it is in the best interests of Tailwind’s stockholders that Tailwind obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Tailwind and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.
As contemplated by the Certificate of Incorporation, the holders of Tailwind’s Class A Stock, par value $0.0001 per share (the “Class A Stock”), issued as part of the units sold in Tailwind’s initial public offering (the “Public Stock”), may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of Tailwind’s initial public offering (the “Initial Public Offering”) and the concurrent sale of private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), holders of Public Stock remaining after the Redemption will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination or if Tailwind does not complete a Business Combination, by the Charter Extension Date.
On the Record Date (as defined below), the redemption price per share was approximately $          (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $          as of the Record Date (including interest not previously released to Tailwind to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The closing price of the Class A Stock on the New York Stock Exchange on the Record Date was $         . Accordingly, if the market price of the Class A Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $          [more/less] per share than if the shares were sold in the open market. Tailwind cannot assure stockholders that they will be able to sell their Class A Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Tailwind believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Tailwind does not complete a Business Combination on or before the Termination Date.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. Tailwind cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the $          that was in the Trust Account as of the Record Date (including interest not previously released to Tailwind to pay its franchise and income taxes).
If the Extension Amendment Proposal is not approved or the Charter Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, Tailwind will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its franchise and income taxes, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Tailwind’s remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in the each case to Tailwind’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Tailwind Sponsor LLC (the “Sponsor”) will not receive any monies held in the Trust Account as a result of its ownership of 8,355,393 shares of Class B common stock, par value $0.0001 per share (the “Class B Stock” and together with the Class A Stock, the “Common Stock”), which were issued to the Sponsor prior to the Initial Public Offering, and 9,700,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.
If Tailwind liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $    . Nevertheless, Tailwind cannot assure you that the per share distribution from the Trust Account, if Tailwind liquidates, will not be less than $    , plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TAILWIND’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five  percent (65%) of the issued and outstanding Common Stock, voting as a single class.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal at the Stockholder Meeting.
Record holders of Common Stock at the close of business on            , 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 33,421,570 issued and outstanding shares of Class A Stock and 8,355,393 issued and outstanding shares of Class B Stock. Tailwind’s warrants do not have voting rights.
The Sponsor and Tailwind’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of this proxy statement, the Sponsor holds 20% of the issued and outstanding Common Stock and Tailwind’s officers and directors do not own any Common Stock. As a result, in addition to the Sponsor and Tailwind’s officers and directors, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 18,799,633 shares of Common Stock held by public stockholders (or approximately 56.2% of the Class A Stock); and (ii) approval of the Auditor Ratification Proposal and the Adjournment Proposal will require the affirmative vote of at least 12,533,089 shares of Common Stock held by public stockholders (or approximately 37.5% of the Class A Stock) if all shares of Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 2,088,848 shares of Common Stock held by public stockholders (or approximately 6.2% of the Class A Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
This proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, Tailwind urges you to read this material carefully and vote your shares.

This proxy statement is dated            , 2022 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of Tailwind Acquisition Corp.

Philip Krim
Chairman of the Board of Directors
           , 2022

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Tailwind Acquisition Corp. (“Tailwind”) with respect to, among other things, Tailwind’s capital resources and results of operations. Likewise, Tailwind’s financial statements and all of Tailwind’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Tailwind’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Tailwind does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
Tailwind’s ability to complete a Business Combination;

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Class A Stock and other securities of Tailwind; and

•
the use of funds not held in the Trust Account (as described herein) or available to Tailwind from interest income on the Trust Account balance.

While forward-looking statements reflect Tailwind’s good faith beliefs, they are not guarantees of future performance. Tailwind disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Tailwind’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Tailwind’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and in other reports Tailwind files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Tailwind (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to Tailwind stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on                 , 2022, at              a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/      .
Q:
Why am I receiving this proxy statement?

A:
Tailwind is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Following the closing of Tailwind’s initial public offering on September 9, 2020 and the partial exercise of the underwriters’ over-allotment, an amount of approximately $334,215,700 ($10.00 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the sale of private placement warrants (the “Private Placement Warrants”) to Tailwind Sponsor LLC (the “Sponsor”) was placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).
Like most blank check companies, Tailwind’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the initial public offering proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Stock” or the “Public Stock”), sold in the initial public offering if there is no qualifying business combination(s) consummated on or before September 9, 2022 (the “Termination Date”).
Without the Charter Extension (as defined below), Tailwind believes that Tailwind might not, despite its best efforts, be able to complete its initial business combination (the “Business Combination”) on or before September 9, 2022. Tailwind believes that it is in the best interests of Tailwind’s stockholders to continue Tailwind’s existence until March 9, 2023 in order to allow Tailwind additional time to complete a Business Combination and is therefore holding this Stockholder Meeting.
In addition, in accordance with NYSE corporate governance requirements, we are required to hold an annual meeting no later than one year after our first fiscal year end following our listing on NYSE.
Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held on             , 2022, at        a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

In view of the ongoing novel coronavirus (“COVID-19”) global pandemic, we are taking precautionary measures and therefore are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/      . Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
Q:
How do I vote?

A:
If you were a holder of record of shares of Class A Stock or shares of Class B common stock, par value $0.0001 per share (the “Class B Stock,” and together with the Class A Stock, the “Common Stock”) on            , 2022, the record date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on          , 2022.
Voting Electronically.   You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/           and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Stockholder Meeting?

A:
If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting          , 2022, at           a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/          , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing                 (or           if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number    . Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
Tailwind stockholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Extension Amendment Proposal — To amend Tailwind’s Certificate of Incorporation to extend the date by which Tailwind has to consummate a business combination (the “Charter Extension”) from September 9, 2022 to March 9, 2023 (the “Charter Extension Date”) (the “Extension Amendment Proposal”). A copy of the proposed amendment, which we refer to as the “Charter Amendment,” is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Auditor Ratification Proposal — To approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal (the “Adjournment Proposal”).
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Auditor Ratification Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, Tailwind’s board of directors (the “Board”) has unanimously determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Tailwind and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Tailwind and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and Tailwind’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Am I being asked to vote on a proposal to elect directors?

A:
No. Holders of Class A Stock are not being asked to vote on the election of directors at this time. Pursuant to the Certificate of Incorporation, only holders of Class B Stock are entitled to vote on the election of directors prior to the consummation of a Business Combination.

Q:
Are the proposals conditioned on one another?

A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Stock by Tailwind public stockholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).

If the Charter Extension is implemented and one or more Tailwind stockholders elect to redeem their Public Stock pursuant to the Redemption, Tailwind will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, and retain the remainder of the funds in the Trust Account for Tailwind’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.
The Extension Amendment Proposal and the Auditor Ratification Proposal are not conditioned on one another. The Adjournment Proposal is conditional on Tailwind not obtaining the necessary votes for approving the Extension Amendment Proposal or the Auditor Ratification Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.
Q:
Why is Tailwind proposing the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:
Tailwind’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Stock sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension

Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Tailwind additional time to complete a Business Combination.
Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Tailwind would be forced to liquidate.
Tailwind appointed WithumSmith+Brown PC to serve as its independent accountants for the 2021 and 2022 fiscal years. Tailwind has elected to have its stockholders approve and ratify such appointments.
If the Extension Amendment Proposal or the Auditor Ratification Proposal are not approved by Tailwind’s stockholders, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Auditor Ratification Proposal. If the Adjournment Proposal is not approved by Tailwind’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.
Tailwind reserves the right at any time to cancel the Stockholder Meeting (by means of adjourning the Stockholder Meeting sine die) and not to submit to its stockholders the Extension Amendment Proposal and the Auditor Ratification Proposal. In the event the Stockholder Meeting is cancelled and Tailwind is unable to complete a Business Combination on or before the Termination Date, Tailwind will dissolve and liquidate in accordance with the Certificate of Incorporation.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns 20% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 12,533,089 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:
What vote is required to approve the proposals presented at the Stockholder Meeting?

A:
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Common Stock, voting as a single class.

Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Q:
How will the Sponsor and Tailwind’s directors and officers vote?

A:
The Sponsor and Tailwind’s directors and officers intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

The Sponsor is not entitled to redeem any Class B Stock held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 8,355,393 Class B Stock, representing 20% of Tailwind’s issued and outstanding Common Stock.

Q:
Who is Tailwind’s Sponsor?

A:
Tailwind’s Sponsor is Tailwind Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 8,355,393 shares of Class B Stock and 9,700,000 Private Placement Warrants of Tailwind. Philip Krim, the Chairman of Tailwind, has voting and dipositive power over the Class B Stock and Private Placement Warrants held by the Sponsor. The Sponsor is not controlled by nor does it have substantial ties to any non-U.S. person. However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, the Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by September 9, 2022 (or March 9, 2023 if extended by six months) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $     per share of Public Stock, and our Public Warrants and Private Placement Warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Tailwind believes stockholders will benefit from Tailwind consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Tailwind has to complete a Business Combination until the Charter Extension Date. Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Tailwind would be forced to liquidate.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Stockholder Meeting in person or by proxy, or if you do attend the Stockholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such votes. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
If the Extension Amendment Proposal and Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, Tailwind does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies like Tailwind (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since Tailwind’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), Tailwind currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of a Business Combination and liquidation of Tailwind.
Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, Tailwind may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof or the Charter Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, Tailwind will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Tailwind’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Tailwind’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The Sponsor waived its right to participate in any liquidation distribution with respect to the 8,355,393 Class B Stock held by it. There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless in the event Tailwind dissolves and liquidates the Trust Account.
Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, Tailwind will file the Charter Amendment with the Delaware Secretary of State and will continue to attempt to consummate a Business Combination until the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock will reduce the amount remaining in the Trust Account and increase the percentage interest of Tailwind held by the Sponsor. In addition, Tailwind’s Certificate of Incorporation provides that Tailwind cannot redeem or repurchase Public Stock to the extent such redemption would result in Tailwind’s failure to have at least $5,000,001 of net tangible assets. As a result, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Extension, after taking into account the Redemptions.
Q:
If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock of Tailwind on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of the New York Stock Exchange (“NYSE”).

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to Tailwind Acquisition Corp., at 1545 Courtney Avenue, Los Angeles, CA 90046, so that it is received by Tailwind prior to the vote at the Stockholder Meeting (which is scheduled to take place on          ) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to Tailwind’s Chief Executive Officer, which must be received by Tailwind’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Common Stock, voting as a single class. Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
Stockholders who attend the Stockholder Meeting, either in person or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Extension Amendment Proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Auditor Ratification Proposal, abstentions and broker non-votes will have no effect on the approval of the proposal. As this proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions and broker non-votes will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Tailwind or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal and Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. The Auditor Ratification Proposal is a “routine” matter and therefore, brokers are permitted to exercise their voting discretion with respect to this proposal.
If you are a Tailwind stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Auditor Ratification Proposal the Board has determined that the Extension Amendment Proposal and the Auditor Ratification Proposal are in the best interests of Tailwind and its stockholders. The Board recommends that Tailwind’s stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Auditor Ratification Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Tailwind and its stockholders and recommends that Tailwind’s stockholders vote “FOR” the Adjournment Proposal.

Q:
What interests do Tailwind’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
Tailwind’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and Tailwind’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:
No. There are no appraisal rights available to Tailwind’s stockholders in connection with the Extension Amendment Proposal.

Q:
If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with Tailwind’s initial public offering (with a whole warrant representing the right to acquire one share of Class A Stock at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Class A Stock and wish to exercise your right to redeem your Class A Stock, you must:

I.
(a) hold Class A Stock or (b) hold Class A Stock through Units and elect to separate your Units into the underlying Class A Stock and Public Warrants prior to exercising your redemption rights with respect to the Class A Stock; and

II.
prior to 5:00 p.m., Eastern Time, on          , 2022 (two business days prior to the vote at the Stockholder Meeting) (a) submit a written request to the Transfer Agent that Tailwind redeem your Class A Stock for cash and (b) deliver your Class A Stock to the Transfer Agent, physically or electronically through DTC.

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Stock and Public Warrants prior to exercising redemption rights with respect to the Class A Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Stock and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Stock will be entitled to request that their Class A Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its franchise and income taxes, divided by the number of then-outstanding Class A Stock. As of the Record Date, this would have amounted to approximately $     per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Class A Stock will be distributed promptly after the Stockholder Meeting.
Any request for redemption, once made by a holder of Class A Stock, may be withdrawn at any time until the deadline for exercising redemption requests. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that Tailwind instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on          , 2022 (two business days prior to the date of the Stockholder Meeting).
If a holder of Class A Stock properly makes a request for redemption and the Class A Stock are delivered as described above, then, Tailwind will redeem Class A Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Class A Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
Tailwind will pay the cost of soliciting proxies for the Stockholder Meeting. Tailwind has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. Tailwind will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Stock and in obtaining voting instructions from those owners. The directors, officers and employees of Tailwind may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email:
You also may obtain additional information about Tailwind from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Stock and you intend to seek redemption of your shares, you will need to deliver your Class A Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on           (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

ANNUAL MEETING OF TAILWIND STOCKHOLDERS
This proxy statement is being provided to Tailwind stockholders as part of a solicitation of proxies by the Board for use at the annual meeting of Tailwind stockholders to be held on             , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about          , 2022 to all stockholders of record of Tailwind as of          , 2022, the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of Stockholder Meeting
The Stockholder Meeting will be held on          , 2022, at        a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
In view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore are planning for the Stockholder Meeting to be held virtually over the internet. We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/      . Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.
You can pre-register to attend the virtual Stockholder Meeting starting          , 2022, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/         , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.
Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing        (or        if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number          . Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, Tailwind stockholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — To amend Tailwind’s Certificate of Incorporation to extend the date by which Tailwind has to consummate a business combination from September 9, 2022 to March 9, 2023. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Auditor Ratification Proposal — To approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022; and

3.
Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.
Voting Power; Record Date
As a stockholder of Tailwind, you have a right to vote on certain matters affecting Tailwind. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on            , 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 41,776,963 issued and outstanding Common Stock, of which 33,421,570 shares of Class A Stock are held by Tailwind public stockholders and 8,355,393 shares of Class B Stock are held by the Sponsor.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns 20% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 12,533,089 shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and no effect on the approval of the Auditor Ratification Proposal and the Adjournment Proposal.
Under NYSE rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Extension Amendment Proposal and Adjournment proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction. The Auditor Ratification Proposal is a “routine” matter and therefore, brokers are permitted to exercise their voting discretion with respect to this proposal.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Common Stock, voting as a single class.
Approval of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor and Tailwind’s officers and directors intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor owns 20% of the issued and outstanding Common Stock and Tailwind’s officers and directors do not own any Common Stock.
The following table reflects the number of additional shares of Public Stock required to approve each proposal:
		Number of Additional shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	65% of Issued and Outstanding Stock	N/A	18,799,633
Auditor Ratification Proposal	Majority of Voted Stock	2,088,848	12,533,089
Adjournment Proposal	Majority of Voted Stock	2,088,848	12,533,089
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on          , 2022, the record date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on          , 2022.
Voting Electronically.   You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/          and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify Tailwind’s Chief Financial Officer in writing to Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046, before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Under the Certificate of Incorporation the Amended and Restated Bylaws (the “Bylaws”) of Tailwind, other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a Tailwind stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing     .info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Class A Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Class A Stock may demand that Tailwind redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $          per share as of    , 2022, the Record Date for the meeting), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, Tailwind will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Stock, you will be entitled to receive cash for any Class A Stock to be redeemed only if you:
(i)
hold Class A Stock;

(ii)
submit a written request to Continental, Tailwind’s transfer agent, in which you (i) request that Tailwind redeem all or a portion of your Class A Stock for cash, and (ii) identify yourself as the beneficial holder of the Class A Stock and provide your legal name, phone number and address; and

(iii)
deliver your Class A Stock to Continental, Tailwind’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Stock in the manner described above prior to 5:00 p.m., Eastern Time, on          , 2022 (two business days before the Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Tailwind that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Class A Stock, may not be withdrawn following the Redemption Deadline. Any corrected or changed written exercise of redemption rights must be received by Continental, Tailwind’s transfer agent, by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Stock with respect to more than an aggregate of 15% of the outstanding Class A Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Stock on          , 2022, the record date for the Stockholder Meeting, was $          per share. The cash held in the Trust Account on such date was approximately $          (including interest not previously released to Tailwind to pay its franchise and income taxes ) ($          per share of Class A Stock). Prior to exercising redemption rights, stockholders should verify the market price of Class A Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Tailwind cannot assure its stockholders that they will be able to sell their Class A Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Class A Stock exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Tailwind’s transfer agent two business days prior to the vote at the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to Tailwind’s stockholders in connection with the Extension Amendment Proposal.
Proxy Solicitation Costs
Tailwind is soliciting proxies on behalf of the Tailwind Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Tailwind has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. Tailwind and its directors, officers and employees may also solicit proxies in person. Tailwind will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Tailwind will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Tailwind will pay Morrow Sodali a fee of $      , plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Tailwind’s proxy solicitor. Tailwind will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Tailwind stockholders. Directors, officers and employees of Tailwind who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
Tailwind is proposing to amend its Certificate of Incorporation to extend the date by which Tailwind has to consummate a Business Combination to the Charter Extension Date so as to give Tailwind additional time to complete a Business Combination.
Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Tailwind would be forced to liquidate.
As contemplated by the Certificate of Incorporation, the holders of Tailwind’s Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.
On the Record Date, the redemption price per share was approximately $         (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $         as of the Record Date (including interest not previously released to Tailwind to pay its franchise and income taxes), divided by the total number of then outstanding Public Stock. The closing price of the Class A Stock on the NYSE on the Record Date was $         . Accordingly, if the market price of the Class A Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $         [more/less] per share than if the shares were sold in the open market. Tailwind cannot assure stockholders that they will be able to sell their Class A Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Tailwind believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Tailwind does not complete the Business Combination on or before the Termination Date.
Reasons for the Extension Amendment Proposal
Tailwind’s Certificate of Incorporation provides that Tailwind has until September 9, 2022 to complete a Business Combination. Tailwind and its officers and directors agreed that they would not seek to amend Tailwind’s Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless Tailwind provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of Tailwind stockholders that the Charter Extension be obtained so that Tailwind will have a limited additional amount of time to consummate a Business Combination. Without the Charter Extension, Tailwind believes that Tailwind may not be able to complete a Business Combination on or before September 9, 2022. If that were to occur, Tailwind would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing Tailwind additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, Tailwind will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Tailwind to pay its franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Tailwind’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Tailwind’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
The Sponsor has waived its rights to participate in any liquidation distribution with respect to the 8,355,393 Class B Stock held by it. There will be no distribution from the Trust Account with respect to Tailwind’s warrants, which will expire worthless in the event Tailwind dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, Tailwind shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. Tailwind will then continue to attempt to consummate a Business Combination until the Charter Extension Date. Tailwind will remain a reporting company under the Exchange Act and its Class A Stock and Public Warrants will remain publicly traded during this time.
In addition, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor and Tailwind’s Directors and Officers
When you consider the recommendation of the Board, Tailwind stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of Tailwind have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Tailwind stockholders that they approve the Extension Amendment Proposal. Tailwind stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor paid $9,700,000 for 9,700,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our initial public offering and 30 days following the closing of a Business Combination for one share of Class A Stock at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by September 9, 2022, then a portion of the proceeds from the sale of the Tailwind Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

•
the fact that the Sponsor (and certain of Tailwind’s officers and directors who are members of the Sponsor), have invested in Tailwind an aggregate of $9,725,000, comprised of the $25,000 purchase price for 8,355,393 shares of Class B Stock and the $9,700,000 purchase price for 9,700,000 Private Placement Warrants. Assuming a trading price of $             per share of Class A Stock and $             per Public Warrant (based upon the respective closing prices of the Class A Stock and the Public Warrants on the NYSE on          , 2022, the Record Date for the meeting), the 8,355,393 shares of Class B Stock and 9,700,000 Private Placement Warrants would have an implied aggregate market value of $      . Even if the trading price of the shares of Class A Stock were as low as $1.17 per share, the aggregate market value of the Class B Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Tailwind by the Sponsor (and certain of Tailwind’s officers and directors who are members of the Sponsor). As a result, if the Business Combination is completed, the Sponsor (and certain of Tailwind’s officers and directors who are members of the Sponsor) is likely to be able to make a substantial profit on its investment in Tailwind at a time when the Class A Stock have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Tailwind liquidates without completing a Business Combination before September 9, 2022, the Sponsor (and certain of Tailwind’s officers and directors who are members of the Sponsor) will lose its entire investment in Tailwind;

•
the fact that the Sponsor and Tailwind’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Class B

Stock held by them if the Extension Amendment Proposal is not approved and Tailwind fails to complete a Business Combination by September 9, 2022;
•
the indemnification of Tailwind’s existing officers and directors and the liability insurance maintained by Tailwind;

•
the fact that the Sponsor and Tailwind’s officers and directors will lose their entire investment in Tailwind and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by September 9, 2022. As of the date of this proxy statement there are no loans extended, fees due or outstanding out-of-pocket expenses for which the Sponsor and Tailwind’s officers and directors are awaiting reimbursement; and

•
the fact that if the Trust Account is liquidated, including in the event Tailwind is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Tailwind to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share of Public Stock, or such lesser per share of Public Stock amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Tailwind has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Tailwind, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Class A Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Class A Stock may demand that Tailwind redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $          per share as of          , 2022, the Record Date for the meeting), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, Tailwind will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting. However, Tailwind will not proceed with the Charter Extension if Tailwind will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Stock, you will be entitled to receive cash for any Class A Stock to be redeemed only if you:
(i)
hold Class A Stock;

(ii)
submit a written request to Continental, Tailwind’s transfer agent, in which you (i) request that Tailwind redeem all or a portion of your Class A Stock for cash, and (ii) identify yourself as the beneficial holder of the Class A Stock and provide your legal name, phone number and address; and

(iii)
deliver your Class A Stock to Continental, Tailwind’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Stock in the manner described above prior to 5:00 p.m., Eastern Time, on          , 2022 (two business days before the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Tailwind that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Class A Stock, may not be withdrawn following the Redemption Deadline. Any corrected or changed written exercise of redemption rights must be received by Continental, Tailwind’s transfer agent, by the Redemption Deadline.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Stock with respect to more than an aggregate of 15% of the outstanding Class A Stock, without our prior consent. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Stock, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Stock on          , 2022, the record date for the Stockholder Meeting, was $          per share. The cash held in the Trust Account on such date was approximately $          (including interest not previously released to Tailwind to pay its franchise and income taxes) ($          per share of Class A Stock). Prior to exercising redemption rights, stockholders should verify the market price of Class A Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Tailwind cannot assure its stockholders that they will be able to sell their Class A Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Class A Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Tailwind’s transfer agent two business days prior to the vote at the Stockholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Common Stock, voting as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.
As of the date of this proxy statement, the Sponsor and Tailwind’s officers and directors intend to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Sponsor owns 20% of the issued and outstanding Common Stock and Tailwind’s officers and directors do not own any Common Stock. As a result, in addition to the Sponsor, approval of the Extension Amendment Proposal will require the affirmative vote of at least 18,799,633 Common Stock held by public stockholders (or approximately 56.2% of the Class A Stock).
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, to amend Tailwind’s amended and restated certificate of incorporation to extend the date by which Tailwind has to consummate a business combination from September 9, 2022 to March 9, 2023 (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL
Overview
The audit committee has appointed WithumSmith+Brown PC (“Withum”) as Tailwind’s independent registered public accounting firm for the fiscal years ended December 31, 2021 and ending December 31, 2022 and the Board has directed that management submit the appointment of Withum as Tailwind’s independent registered public accounting firm for ratification by the stockholders at the Stockholder Meeting. Representatives of Withum are expected to be virtually present at the Stockholder Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.
Stockholder ratification of the appointment of Withum as Tailwind’s independent registered public accounting firm is not required law. However, the Board is submitting the audit committee’s appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of Tailwind and its stockholders.
Independent Registered Public Accountant’s Fee
The following is a summary of fees paid or to be paid to Withum for services rendered:
Audit Fees.   For the year ended December 31, 2021 and for the period from May 29, 2020 (inception) through December 31, 2020, fees for our independent registered public accounting firm were approximately $114,980 and $80,995, respectively, for the services Withum performed in connection with our initial public offering, review of the financial information included in our Forms 10-Q and the audit of our December 31, 2021 and 2020 financial statements included in our Form 10-K.
Audit-Related Fees.   For the year ended December 31, 2021 and for the period from May 29, 2020 (inception) through December 31, 2020, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.
Tax Fees.   For the year ended December 31, 2021 and for the period from May 29, 2020 (inception) through December 31, 2020, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.
All Other Fees.   For the year ended December 31, 2021 and for the period from May 29, 2020 (inception) through December 31, 2020, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Vote Required for Approval
The approval of the Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Auditor Ratification Proposal.

As of the date of this proxy statement, the Sponsor and Tailwind’s officers and directors intend to vote any Common Stock owned by them in favor of the Auditor Ratification Proposal. As of the date hereof, the Sponsor owns 20% of the issued and outstanding Common Stock and Tailwind’s officers and directors do not own any Common Stock. As a result, in addition to the Sponsor, approval of the Auditor Ratification Proposal will require the affirmative vote of at least 12,533,089 shares of Common Stock held by public stockholders (or approximately 37.5% of the Class A Stock) if all Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 2,088,848 shares of Common Stock held by public stockholders (or approximately 6.2% of the Class A Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, to approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”).”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND STOCKHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Tailwind’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal. In such events, the Charter Extension would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Common Stock who are present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and Tailwind’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns 20% of the issued and outstanding Common Stock and Tailwind’s officers and directors do not own any Common Stock. As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 12,533,089 shares of Common Stock held by public stockholders (or approximately 37.5% of the Class A Stock) if all Common Stock are represented at the Stockholder Meeting and cast votes, and the affirmative vote of at least 2,088,848 shares of Common Stock held by public stockholders (or approximately 6.2% of the Class A Stock) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT TAILWIND STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations for holders of Tailwind’s Public Stock that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:
•
financial institutions or financial services entities;

•
broker-dealers;

•
S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
tax-qualified retirement plans;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•
passive foreign investment companies or their stockholders; or

•
Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Tailwind has not sought, and Tailwind does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one share of Class A Stock and one-half of one warrant (with a whole warrant representing the right to acquire one share of Class A Stock) is separable at the option of the holder, Tailwind is treating each share of Class A Stock and one-half of one warrant to acquire one share of Class A Stock held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Stockholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Tailwind’s Public Stock that elect to have their Public Stock redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such

Redeeming U.S. Holder’s interest in Tailwind or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Tailwind’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Tailwind’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Tailwind. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Tailwind. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.
Redemption of Public Stock Treated as Corporate Distribution
If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Public Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Public Stock based upon the then fair market values of the Public Stock and the one half of one warrant included in the unit) and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.
If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Tailwind’s Public Stock that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.
Tax Treatment of the Redemption — In General
Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”
Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Redemption of Public Stock Treated as a Corporate Distribution
If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Redemption of Public Stock Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•
the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock. There can be no assurance that the Public Stock will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.
If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete an initial business combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.
If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.
FATCA Withholding
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”)

generally impose withholding at a rate of 30% on payments of dividends on our Public Stock, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Stock. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Tailwind’s Public Stock are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities. .
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

BUSINESS OF TAILWIND AND CERTAIN INFORMATION ABOUT TAILWIND
References in this section to “we,” “our,” or “us” refer to Tailwind Acquisition Corp.
General
We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Report as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies.
IPO and Private Placement
On September 9, 2020, we consummated our initial public offering of 33,421,570 Units, at a price of $10.00 per Unit generating gross proceeds of $334,215,700, which includes the partial exercise of the underwriter’s option to purchase an additional 3,421,570 Units at the initial public offering price to cover over-allotments. The securities in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-248113). The SEC declared the registration statement effective on September 3, 2020. Simultaneously with the closing of our initial public offering, we consummated the sale of 9,700,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $9,700,000.
Following the closing of our initial public offering on September 9, 2020 and the partial exercise of the underwriters’ over-allotment, an amount of approximately $334,215,700 ($10.00 per Unit) from the net proceeds of the sale of the Units in our initial public offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. Tailwind currently intends, prior to the Stockholder Meeting, to instruct Continental, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of a Business Combination and liquidation of Tailwind.
BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Tailwind’s Common Stock as of June 30, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Tailwind’s Common Stock, by:
•
each person known by Tailwind to be the beneficial owner of more than 5% of Tailwind’s outstanding Class A Stock or Class B Stock;

•
each of Tailwind’s executive officers and directors that beneficially owns shares of Tailwind’s Common Stock; and

•
all Tailwind’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 41,776,963 shares of Common Stock, consisting of (i) 33,421,570 shares of Class A Stock and (ii) 8,355,393 shares of Class B Stock, issued and outstanding as of June 30, 2022. The table below does not include the Class A Stock underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Polar Asset Management Partners Inc.(2)	2,324,396	7.0%	—	—	5.6%
Magnetar Financial LLC(3)	1,937,916	5.8%	—	—	4.6%
683 Capital Management, LLC(4)	3,000,000	9.0%	—	—	7.2%
Tailwind Sponsor LLC(5)	—	—	8,355,393	100.0%	20.0%
Directors and Officers of Tailwind
Philip Krim(5)	—	—	8,355,393	100.0%	20.0%
Chris Hollod(6)	—	—	—	—	—
Matt Eby(6)	—	—	—	—	—
Alan Sheriff(6)	—	—	—	—	—
Wisdom Lu(6)	—	—	—	—	—
Boris Revsin(6)	—	—	—	—	—
Will Quist(6)	—	—	—	—	—
All directors and officers as a group (seven individuals)			8,355,393	100%	20.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of our stockholders is 1545 Courtney Avenue, Los Angeles, CA 90046.

(2)
Pursuant to the Schedule 13G/A filed by Polar Asset Management Partners Inc. on February 11, 2022, Polar Asset Management Partners Inc. serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to 2,324,296 shares of Class A Stock directly held by PMSMF. The address of the business office of the reporting person is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(3)
Pursuant to the Schedule 13G/A filed by Magnetar Financial LLC on January 28, 2022, each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Mr. Alec N. Litowitz held 1,937,916 shares of Class A Stock. The amount consists of (A) 192,446 shares of Class A Stock held for the account of Magnetar Constellation Fund II, Ltd; (B) 669,952 shares of Class A Stock held for the account of Magnetar Constellation Master Fund, Ltd; (C) 93,362 shares of Class A Stock held for the account of Magnetar Systematic Multi-Strategy Master Fund Ltd; (D) 28,992 shares of Class A Stock held for the account of Magnetar Capital Master Fund Ltd; (E) 237,839 shares of Class A Stock held for the account of Magnetar Xing He Master Fund Ltd; (F) 87,144 shares of Class A Stock held for the account of Purpose Alternative Credit Fund Ltd; (G) 179,742 shares of Class A Stock held for the account of Magnetar SC Fund Ltd; (H) 265,074 shares of Class A Stock held for the account of Magnetar Structured Credit Fund, LP; (I) 139,794 shares of Class A Stock held for the account of Magnetar Lake Credit Fund LLC; and (J) 43,571 shares of Class A Stock held of the account of Purpose Alternative Credit Fund — T LLC (collectively, the “Magnestar Funds”). Magnetar Financial LLC serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial LLC exercises voting and investment power over the Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial LLC. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is Alec N. Litowitz. The address of the principal business office of each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.
(4)
Pursuant to the Schedule 13G/A filed by 683 Capital Management, LLC on February 14, 2022, 683 Capital Partners, LP beneficially owns 3,000,000 shares of Class A Stock. 683 Capital Management, LLC is the investment manager of 683 Capital Partners, LP and Ari Zweiman is the Managing Member of 683 Capital Management, LLC. Accordingly, each of 683 Capital Management, LLC and Ari Zweiman may be deemed to beneficially own such shares. The reporting persons disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. The principal business address for each of the reporting persons is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(5)
Philip Krim has voting and dispositive power over the securities held by Tailwind Sponsor LLC and therefore may be deemed to be a beneficial owner thereof. Mr. Krim disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6)
Does not include any securities indirectly owned by this individual as a result of his or her membership interest in the Sponsor.

FUTURE STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Charter Amendment is filed, Tailwind’s next annual meeting of stockholders will be held no later than December 31, 2023. If the Extension Amendment Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of Tailwind. You should direct any proposals to Tailwind’s Chief Financial Officer at Tailwind Acquisition Corp., 1545 Courtney Ave, Los Angeles, CA 90046. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under Tailwind’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Tailwind’s Chief Financial Officer not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Tailwind.

HOUSEHOLDING INFORMATION
Unless Tailwind has received contrary instructions, Tailwind may send a single copy of this proxy statement to any household at which two or more stockholders reside if Tailwind believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Tailwind’s expenses. However, if stockholders prefer to receive multiple sets of Tailwind’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Tailwind’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Tailwind files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Tailwind at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of Tailwind upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact Tailwind in writing at Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046 or by telephone at (646) 432-0610.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Tailwind, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing                .info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than          , 2022.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TAILWIND ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
TAILWIND ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
1.
The name of the Corporation is “Tailwind Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 29, 2020 (the “Original Certificate”). An amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 1, 2020 (the “Amended and Restated Certificate of Incorporation”).

2.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.
The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on August 18, 2020 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 30 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Tailwind Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”
5.
The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d)   In the event that the Corporation has not consummated an initial Business Combination within 30 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total

A-1

number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
6.
The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 30 months from the date of the Closing or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.
IN WITNESS WHEREOF, Tailwind Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this    day of            , 2022.
TAILWIND ACQUISITION CORP.
By:

Name:
Philip Krim

Title:
Chairman

A-2

P R O X Y C A R D
PRELIMINARY PROXY CARD
SUBJECT TO COMPLETION
Tailwind Acquisition Corp.
1545 Courtney Avenue
Los Angeles, CA 90046
ANNUAL MEETING
OF STOCKHOLDERS OF TAILWIND ACQUISITION CORP.
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON                  , 2022.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated                  , 2022, in connection with the annual meeting of Stockholders (the “Stockholder Meeting”) of Tailwind Acquisition Corp. (“Tailwind”) to be held at      a.m., Eastern Time, on                  , 2022, via a virtual meeting, and hereby appoints Philip Krim, Chris Hollod and Matthew Eby, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of Tailwind registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

(Continued and to be marked, dated and signed on reverse side)
Please mark vote as indicated in this example	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, to amend Tailwind’s amended and restated certificate of incorporation to extend the date by which Tailwind has to consummate a business combination from September 9, 2022 to March 9, 2023 (the “Extension Amendment Proposal”). A copy of the proposed amendments is set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 2 — The Auditor Ratification Proposal — RESOLVED, to approve and ratify the appointment of WithumSmith+Brown PC, as Tailwind’s independent accountants for the fiscal years ended December 31, 2021 and ending December 31, 2022 (the “Auditor Ratification Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 3 — The Adjournment Proposal — RESOLVED, to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and shares of Class B common stock, par value $0.0001 per share, in the capital of Tailwind represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal and the Auditor Ratification Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Dated:                   , 2022
(Signature)
(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.